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                                                                EXHIBIT 10.1.4




                           THIRD AMENDMENT AND WAIVER


                 THIRD AMENDMENT AND WAIVER (this "Amendment and Waiver"), dated as of January 28, 1998, among CAPSTAR BROADCASTING CORPORATION, a Delaware corporation ("Parent"), CAPSTAR BROADCASTING PARTNERS, INC., a Delaware corporation ("Holdings"), CAPSTAR RADIO BROADCASTING PARTNERS, INC., a Delaware corporation (the "Borrower"), the lenders party to the Amended and Restated Credit Agreement referred to below (the "Banks"), BANKBOSTON, N.A., as Managing Agent (in such capacity, the "Managing Agent"), NATIONSBANK OF TEXAS, N.A., as Syndication Agent (in such capacity, the "Syndication Agent"), THE BANK OF NEW YORK, as Documentation Agent (in such capacity, the "Documentation Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Amended and Restated Credit Agreement referred to below.


                             W I T N E S S E T H :


                 WHEREAS, Parent, Holdings, the Borrower, the Banks, the Managing Agent, the Syndication Agent, the Documentation Agent and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of February 20, 1997 and amended and restated as of August 12, 1997 (as amended, modified or supplemented from time to time to the date hereof, the "Amended and Restated Credit Agreement");

                 WHEREAS, Capstar Acquisition Company, Inc. ("CAC"), a subsidiary of Holdings, has entered into (x) a Stock Purchase Agreement, dated as of June 12, 1997 (the "Patterson Agreement"), pursuant to which it has agreed to purchase (the "Patterson Acquisition") 100% of the issued and outstanding capital stock of Patterson Broadcasting, Inc. ("Patterson") and
(y) an Asset Purchase Agreement, dated as of October 22, 1997 (the "Clear Channel Agreement"), pursuant to which it has agreed to sell subsequent to the consummation of the Patterson Acquisition all of the assets of two subsidiaries of Patterson, Patterson Allentown Broadcasting Corp. and Patterson Allentown License
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Corp. (such subsidiaries, collectively, the "Patterson Allentown Subs") to
Clear Channel Metroplex, Inc. for approximately $29,000,000 (the "Allentown Stations Disposition");

                 WHEREAS, CAC wishes to assign (x) all of its right, title and interest in the Patterson Agreement to Parent and (y) after the consummation of the Patterson Acquisition by Parent, all of its right, title and interest in the Clear Channel Agreement to the Patterson Allentown Subs;

                 WHEREAS, pursuant to Sections 1.01 and 1.14 of the Amended and Restated Credit Agreement, the Borrower desires to incur Term Loans in an aggregate principal amount not to exceed $140,000,000 to finance, in part, the Patterson Acquisition (the "Patterson Term Loans");

                 WHEREAS, the holders of the issued and outstanding shares of capital stock of Parent have made a cash equity contribution to Parent (the "First Equity Contribution") in an amount equal to $107,428,000 to finance in part the Patterson Acquisition;

                 WHEREAS, the Borrower wishes to pay a cash Dividend to Holdings in an amount equal to the sum of (x) the proceeds received by the Borrower from the incurrence of the Patterson Term Loans and (y) $107,428,000, and Holdings will promptly pay a cash Dividend to Parent in an amount equal to the sum of (x) the proceeds of the Patterson Term Loans and (y) 107,428,000 (the "Patterson Dividends");

                 WHEREAS, the holders of the issued and outstanding shares of capital stock of Parent intend to make a second cash equity contribution to Parent (the "Second Equity Contribution," and together with the First Equity Contribution, the "Parent Equity Contributions") in an amount equal to $150,000,000 to repay the Patterson Term Loans; and

                 WHEREAS, in connection with the Patterson Acquisition, the Allentown Stations Disposition and the Parent Equity Contributions, (i) each of Parent, Holdings and the Borrower has requested the Banks, and the Banks hereby agree, to waive certain requirements contained in the Amended and Restated Credit Agreement and (ii) the parties hereto wish to amend certain provisions of this Amended and Restated Credit Agreement, in each case as provided herein;

                 NOW, THEREFORE, it is agreed:




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I.       Waivers to the Amended and Restated Credit Agreement

                 1.       Notwithstanding anything to the contrary contained in
Section 8.02 of the Amended and Restated Credit Agreement, the Banks hereby agree that (x) CAC may assign all of its right, title and interest in the Patterson Agreement to Parent, (y) after the consummation of the Patterson Acquisition by Parent, CAC may assign all of its right, title and interest in the Clear Channel Agreement to the Patterson Allentown Subs which in turn may assign all of such right, title and interest in the Clear Channel Agreement to a Qualified Intermediary (as defined below) and (z) the Patterson Allentown Subs may consummate the Allentown Stations Disposition so long as, in the case of clause (z) above, the Net Sale Proceeds received from the Allentown Stations Disposition are applied in accordance with the requirements of Section 4.02(e) of the Amended and Restated Credit Agreement.

                 2. Notwithstanding anything to the contrary contained in Sections 1.01(a) and 1.14 of the Amended and Restated Credit Agreement, the undersigned Banks hereby agree that the incurrence by the Borrower of the Patterson Term Loans shall not (i) reduce the number of Term Loan drawings available to the Borrower pursuant to Section 1.01(a) of the Amended and Restated Credit Agreement and (ii) be an increase in the Total Term Loan Commitment for purposes of clause (iii) of the proviso contained in Section
1.14 of the Amended and Restated Credit Agreement.

                 3.       Notwithstanding anything to the contrary contained in
Section 8.03 of the Amended and Restated Credit Agreement and so long as no Default or Event of Default then exists, the Banks hereby consent to the Borrower using the proceeds of the Patterson Term Loans and Revolving Loans to pay a cash Dividend in an aggregate amount not to exceed $247,428,000 to Holdings so long as Holdings promptly uses such proceeds to pay a cash Dividend to Parent to enable Parent to finance, in part, the Patterson Acquisition.

                 4. Notwithstanding anything to the contrary contained in Sections 4.02(e), 8.01 and 8.05 of the Amended and Restated Credit Agreement, the Banks hereby waive the requirement in Section 4.02(e) of the Amended and Restated Credit Agreement that, pending the reinvestment of such Net Sale Proceeds as permitted by Section 4.02(e) of the Amended and Restated Credit Agreement, the Total Revolving Loan Commitment be temporarily reduced by the amount of the Net Sale Proceeds received by the Patterson Allentown Subs from the Allentown Stations Disposition so long as such Net Sale Proceeds are placed in escrow with a "Qualified Intermediary" (as defined in Treasury Regulation $1.1031(k)-1(g)) pursuant to an escrow arrangement satisfactory (including,





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without limitation, as to the terms of such escrow arrangement granting a first priority security interest in such Net Sale Proceeds to the Collateral Agent for the benefit of the Secured Creditors) to the Administrative Agent.

                 5. Notwithstanding anything to the contrary contained in Sections 3.03 and 4.02 of the Amended and Restated Credit Agreement, the Banks hereby agree that the net cash proceeds received by Parent from the First Equity Contribution shall not be required to be applied to permanently reduce the Total Revolving Loan Commitment pursuant to Sections 3.03 and 4.02 of the Amended and Restated Credit Agreement so long as (x) no Default or Event of Default then exists, (y) a portion of such net cash proceeds equal to the then outstanding principal amount of Revolving Loans maintained as Base Rate Loans is immediately contributed to the capital of the Borrower and the Borrower promptly utilizes such proceeds to repay the then outstanding principal amount of Revolving Loans maintained as Base Rate Loans (without a corresponding commitment reduction) and (z) the excess, if any, of such net cash proceeds not used to repay outstanding Revolving Loans maintained as Base Rate Loans are promptly used by Parent to finance, in part, the Patterson Acquisition.

                 6. Notwithstanding anything to the contrary contained in Sections 3.03 and 4.02 of the Amended and Restated Credit Agreement, to the extent that the aggregate amount of net cash proceeds received by Parent in connection with the Second Equity Contribution exceeds the aggregate amount of Term Loans then outstanding, the Banks hereby waive the requirement that such excess cash proceeds be required to be applied to permanently reduce the Total Revolving Loan Commitment pursuant to Sections 3.03 and 4.02 of the Amended and Restated Credit Agreement so long as (x) no Default or Event of Default then exists and (y) such excess cash proceeds are immediately contributed to the capital of the Borrower and the Borrower promptly utilizes such proceeds to repay then outstanding Revolving Loans (without a corresponding reduction to the Total Revolving Loan Commitment then in effect).

                 7.       Notwithstanding anything to the contrary contained in
Section 6.21 of the Amended and Restated Credit Agreement, the Banks hereby agree that, for the period from the closing date of the Patterson Acquisition to and including the date occurring 30 days after such closing date, Parent may hold all the capital stock of Patterson (it being understood, however, that upon the expiration of such time period Parent shall immediately contribute all the capital stock of Patterson to Holdings which in turn shall contribute such capital stock to the Borrower).





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                 8.       Notwithstanding anything to the contrary contained in
Section 8.04 of the Amended and Restated Credit Agreement, the Banks hereby consent to the guaranty of CAC's obligations under the Clear Channel Agreement provided by Holdings.

                 9. Parent, Holdings, the Borrower and the Banks hereby agree that, notwithstanding anything to the contrary contained in the Amended and Restated Credit Agreement, if the Second Equity Contribution is not made on or prior to February 21, 1998 an Event of Default shall be deemed to have occurred on such date and the Banks shall at that time be entitled to exercise any and all rights and remedies available to them in accordance with Section 9 of the Amended and Restated Credit Agreement.


II.      Amendments to the Amended and Restated Credit Agreement

                 1. Section 4.02(k) of the Amended and Restated Credit Agreement is hereby amended and restated in its entirety as follows:

                 "(k) Notwithstanding anything to the contrary contained elsewhere in this Agreement, (i) all Patterson Term Loans shall be repaid in full within thirty days after the incurrence thereof and
         (ii) all then outstanding Loans shall be repaid in full on the Final Maturity Date.

                 2. Section 10.01 of the Amended and Restated Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:

                 "Patterson Term Loans" shall mean all Term Loans incurred by the Borrower to finance, in whole or in part, the Patterson Acquisition."


III.     Miscellaneous Provisions

                 1. In order to induce the Banks to enter into this Amendment and Waiver, each of Parent, Holdings and the Borrower hereby represents and warrants that:

                 (a) no Default or Event of Default exists as of the Amendment and Waiver Effective Date (as hereinafter defined), both before and after giving effect to this Amendment and Waiver; and





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                 (b)  all of the representations and warranties contained in the Amended and Restated Credit Agreement and the other Credit Documents are true and correct in all material respects as of the Amendment and Waiver Effective Date, both before and after giving effect to this Amendment and Waiver, with the same effect as though such representations and warranties had been made on and as of the Amendment and Waiver Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                 2. This Amendment and Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Amended and Restated Credit Agreement or any other Credit Document.

                 3. This Amendment and Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                 4. THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                 5. This Amendment and Waiver shall become effective on the date (the "Waiver Effective Date") when each of Parent, Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

                 6. From and after the Amendment and Waiver Effective Date, all references in the Amended and Restated Credit Agreement and each of the other Credit Documents to the Amended and Restated Credit Agreement shall be deemed to be references to the Amended and Restated Credit Agreement as modified hereby.





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         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment and Waiver as of the date first above written.

                                          CAPSTAR BROADCASTING CORPORATION


                                          By
                                             --------------------------------
                                             Title:

                                          CAPSTAR BROADCASTING PARTNERS, INC.


                                          By
                                             --------------------------------
                                             Title:


                                          CAPSTAR RADIO BROADCASTING PARTNERS,
                                           INC.


                                          By
                                             --------------------------------
                                             Title:


                                          BANKERS TRUST COMPANY,
                                          Individually and as Administrative
                                           Agent


                                          By
                                             --------------------------------
                                             Title:



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                                          BANKBOSTON, N.A.,
                                          Individually and as Managing Agent


                                          By
                                             --------------------------------
                                             Title:


                                          NATIONSBANK OF TEXAS, N.A.,
                                          Individually and as Syndication Agent


                                          By
                                             --------------------------------
                                             Title:


                                          THE BANK OF NEW YORK,
                                          Individually and as Documentation
                                            Agent


                                          By
                                             --------------------------------
                                             Title:


                                          DRESDNER BANK AG NEW YORK
                                          AND GRAND CAYMAN BRANCHES


                                          By
                                             --------------------------------
                                             Title:


                                          THE FUJI BANK, LIMITED
                                          NEW YORK BRANCH


                                          By
                                             --------------------------------
                                             Title:





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                                          THE LONG-TERM CREDIT BANK OF
                                          JAPAN


                                          By
                                             --------------------------------
                                             Title:


                                          SOCIETE GENERALE


                                          By
                                             --------------------------------
                                             Title:


                                          UNION BANK


                                          By
                                             --------------------------------
                                             Title: